EXHIBIT 1.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption "Understanding Your Investment--Experts--Independent Registered Public Accounting Firm" and to the use of our report dated October 24, 2007 in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Advisor's Disciplined Trust 88 dated October 26, 2007.



                                        Grant Thornton LLP

Chicago, Illinois
October 26, 2007